SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 25, 1997
                                                 -------------

                           Craftmatic Industries, Inc.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                        0-14261                23-2394334
----------------------------            ------------      ----------------------
(State or other jurisdiction            (Commission            (IRS Employer
     of incorporation)                  File Number)      Identification Number)

         2500 Interplex Drive, Trevose, Pennsylvania                19053
         -------------------------------------------              ----------
          (Address of principal executive offices)                (Zip Code)

Registrant's Telephone Number, including Area Code (215) 639-1310
                                                   --------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 3. Bankruptcy or Receivership

     Confirmation of Plan of Reorganization.
     ---------------------------------------

         The purpose of this Form 8-K is to set forth certain items relating to the Chapter 11 reorganization of Craftmatic Industries, Inc. (the "Company"), namely, that the Company's plan of reorganization was approved by the bankruptcy court and that, in connection with the implementation of the plan of reorganization, the Company will cease to be a reporting company under the Securities Exchange Act of 1934.

     Background

         Under cover of a Form 8-K dated January 25, 1996, Craftmatic Industries, Inc., a Delaware corporation, (the "Company") reported that the Company and its wholly-owned subsidiary, Craftmatic Organization, Inc. ("Organization") (the Company and Organization are hereafter collectively referred to as the "Debtors") filed separate voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code (the "Bankruptcy Code"), on January 12, 1996, in United States Bankruptcy Court for the Southern District of New York (the "Court"). By order of the court, the two cases were administratively consolidated for procedural purposes only. (Case Nos. 96B40154 and 96B40155).

         On March 20, 1997, the Debtors filed their Consolidated Plan of Reorganization (the "Plan") with the Court. A copy of the Plan is annexed hereto as Exhibit A. In connection with the Plan, the Debtors filed an Amended Disclosure Statement, dated May 6, 1997, with the Court (the "Disclosure Statement") which Disclosure Statement was approved by the Court on May 15, 1997, as containing adequate information pursuant to Section 1125 of the Bankruptcy Code.

         Thereafter, the Debtors delivered copies of the Plan and the Disclosure Statement, together with all exhibits and schedules thereto to (i) every holder of a claim against the Debtors and every holder of an equity interest in the Company, (ii) all other persons who filed and did not withdraw a notice of appearance in the Chapter 11 case of the Debtors, (iii) the Office of the United States Trustee, (iv) every entity that was listed in the Debtors' schedules of assets and liabilities as a party to an unexpired executory contract or unexpired lease with the Debtors or that filed a claim against the Debtors, (v) the United States Attorney for the Southern District of New York, (vi) the District Director of the Internal Revenue Service and (vii) the Securities and Exchange Commission.

         The Court's order approving the Disclosure Statement fixed June 18, 1997 at 5:00 p.m. as the last date and time by which (i) ballots were to have been received by the Debtors and the Official Committee of Unsecured Creditors in order to be counted as acceptances or rejections of the Plan and (ii) all objections to the Confirmation of the Plan were to have been filed in writing.

     Summary of the Plan

         The Debtors filed their chapter 11 cases on January 12, 1996. The filings were precipitated by the erosion of the Debtors' cash position that occurred as a result of (a) substantial declines in sales as a result of the declined economy, (b) substantial uncollectible receivables from several of the Debtors' distributors and (c) defending several lawsuits commenced against the Debtors by various State Attorneys General offices. During the course of the chapter 11 proceedings, the Debtors worked to significantly reduce costs and improve sales and resolve the aforementioned lawsuits.

         The purpose of the Plan is to provide creditors and shareholders of the Company with a distribution while providing for a surviving, financially stable operating entity with which to continue to do business. The Plan resulted from the Debtors' efforts to negotiate an arrangement with the creditors' committee to maximize the recovery for the Debtors' unsecured creditors. The Plan provided for (a) full payment of the priority portion of all Administrative Claims, Priority Wage Claims, Priority Tax Claims, and Priority Claims; (b) partial payment and restructuring of the claim of the Debtors' secured lender Leggett & Platt, Inc. ("Leggett & Platt"); and (c) a ten percent (10%) distribution to general unsecured creditors. Holders of common stock would be paid $.01 per share of Common Stock and upon the Effective Date of the Plan all outstanding

                                      (2)


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shares of Common Stock of the Company would be extinguished under the Plan. The
Debtors' Employee Stock Ownership Plan (the "ESOP") would not retain its Preferred Shares but would receive a lump sum cash payment in the aggregate amount of $200,000. Stanley A. Kraftsow, the Debtors' President would pay $200,000 to the bankruptcy estate in new value for the purpose of funding the Plan. In connection therewith, Mr. Kraftsow waived his right of distribution with respect of his Preferred Shares and his shares of Common Stock of the Company.

     The distributions to each class of claimants and equity interest holders is summarized below:

Class Description and                                Description of Distribution
Estimated Amount of Claims                           Under the Plan
--------------------------                           --------------

Class 1: Administrative Claims                       Payment in full, in cash,
                                                     on the latest of (a) the
                                                     Effective Date; (b) when
                                                     allowed by the if
                                                     subsequent to the
                                                     Effective Date; or (c)
                                                     upon such other terms as
                                                     may be agreed upon by the
                                                     Debtors and the holders of
                                                     such claims.

Class 2: Priority Tax Claims                         Payment in full, in cash,
                                                     on the latest of (a) the
                                                     Effective Date or (b) the
                                                     date such Priority Tax
                                                     Claims come due.

Class 3: Priority Claims and                         Payment in full, in cash,
Priority Wage Claims other                           on the Effective Date of
Than Class 2 Priority Tax Claims                     the amounts entitled to
                                                     priority. Any Priority
                                                     Claims or Priority Wage
                                                     Claims which exceed the
                                                     priority set forth in the
                                                     Bankruptcy Code will be
                                                     treated as Class 6 General
                                                     Unsecured Claims.

Class 4: Secured Leggett & Platt                     Lump sum payment of
("L&P") Claim (approximately $2,392,000)             $338,000 under the L & P
                                                     Promissory Note, with the
                                                     balance of $338,000
                                                     thereunder paid over
                                                     twelve (12) months.
                                                     Payment on the Revolving
                                                     Credit Agreement shall be
                                                     made under the existing
                                                     terms of such agreement.
                                                     The Requirements Agreement
                                                     shall be modified solely
                                                     to extinguish the
                                                     $1,200,000 claim against
                                                     the Debtors; all other
                                                     terms shall remain in
                                                     place.

Class 5: Other Secured Claims                        Other Secured Claims
                                                     shall be paid in full
                                                     pursuant to the
                                                     underlying agreements
                                                     between the
                                                     respective parties.

                                       (3)


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Class 6: Unsecured Claims                            Ten percent (10%) lump sum
(approximately $1,800,000)                           payment, in full, in cash,
                                                     without interest on the
                                                     latest to occur of (a) the
                                                     Effective Date; (b) the
                                                     date such Unsecured Claim
                                                     becomes Allowed; or (c)
                                                     upon such other terms as
                                                     may be agreed upon between
                                                     the Debtors and the
                                                     respective holders of such
                                                     Unsecured Claims.

Class 7: Unsecured Insider Claims                    No payments shall be made
                                                     thereon until all Class 1,
                                                     2, 3 and 6 Allowed Claims
                                                     are paid in full.
                                                     Thereafter, each such
                                                     Claim shall be paid as may
                                                     be agreed by the
                                                     Reorganized Debtor and the
                                                     holder of such Claims.

Class 8: Equity Interest of the                      Lump sum payment of
Company's Preferred Shareholders                     $200,000 to the ESOP
(ESOP Holders)                                       Trustee to occur after the
                                                     Confirmation Date on a
                                                     date agreeable to the ESOP
                                                     Trustee. After such lump
                                                     sum payment, the Preferred
                                                     Shares held by the ESOP
                                                     shall be canceled. Stanley
                                                     A. Kraftsow and Carolyn
                                                     Kraftsow shall not be paid
                                                     for their ESOP Preferred
                                                     Shares.

Class 9: Equity Interest of the                      Class 9 Equity Interest
Holders of Common Stock                              Holders shall be paid $.01
of the Company                                       per share of the Company's
                                                     Common Stock. After such
                                                     payment, all Common Stock
                                                     of the Company, with the
                                                     exception of the shares
                                                     held by Stanley Kraftsow,
                                                     Carolyn Kraftsow and
                                                     trusts held for their
                                                     children shall be
                                                     canceled. Neither Stanley
                                                     A. Kraftsow, Carolyn
                                                     Kraftsow nor trusts for
                                                     their children shall be
                                                     paid for their Common
                                                     Stock.




         Under the Plan, creditors and shareholders were classified as follows:

                CLASS                              STATUS
                -----                              ------

Class 1: Administration Expense Claims               Unimpaired

Class 2: Priority Tax Claims                         Unimpaired

Class 3: Priority Claims                             Unimpaired

                                      (4)


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Class 4: Secured Leggett & Platt Claim               Impaired

Class 5: Other Secured Claims                        Unimpaired

Class 6: General Unsecured Claims                    Impaired

Class 7: Unsecured Insider Claims                    Impaired

Class 8: Preferred Shareholders                      Impaired

Class 9: Common Shareholders                         Impaired

Classes of claims that are "Unimpaired" under the Plan are deemed, as a matter of law, under Section 1126(f) of the Bankruptcy Code to have accepted the Plan and were therefore not entitled to vote on the Plan. Accordingly, Class 1, 2, 3 and 5 claimants were not entitled to vote to accept or reject the Plan.

         Of the Classes entitled to vote to accept or reject the Plan, the sole Class 4 creditor voted to accept the Plan; the Class 6 Unsecured Creditors voted to accept the Plan; no ballots were received from the Class 7 Unsecured Insiders; the ESOP Trustee voted to accept the Plan; and of the Class 9 Equity Interest Holders, twenty-four (24) of such holders voted on the Plan, of which twenty-one (21) holders (representing 316,050 shares of Common Stock) voted to accept the Plan and three (3) holders (representing 7,500 shares of Common Stock) voted to reject the Plan. Accordingly, the Plan was accepted by all classes of Creditors and Equity Interest Holders entitled to vote.

     The Confirmation Order

         On June 25, 1997, the Court issued an order confirming the Debtors' Plan of Reorganization under Chapter 11 of the Code (the "Confirmation Order"). Under the Confirmation Order, the court found, among other things, that the Plan conformed with all applicable provisions of the Code, that the procedures by which the ballots for acceptance or rejection of the Plan were solicited and tabulated were fair, properly conducted and in accordance with the Code, the Bankruptcy Rules and applicable nonbankruptcy law.

Item 7.           Exhibits

       (a)   Not applicable.
       (b)   Not applicable.
       (c)   Exhibits.
             ---------

       Exhibit No.
       -----------

         3.1   Form of Plan of Reorganization
         3.2   Disclosure Statement

                                      (5)


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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CRAFTMATIC INDUSTRIES, INC.

Date: September 22, 1997                By: /s/ Stanley A. Kraftsow
                                           --------------------------------
                                           Stanley A. Kraftsow,
                                           Chairman of the Board,
                                           Chief Executive Officer
                                           and President